Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
October 31, 1998



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              5.5902%



        Excess Protection Level
          3 Month Average   5.58%
          October, 1998   6.02%
          September, 1998   4.40%
          August, 1998   6.33%


        Cash Yield                                  18.93%


        Investor Charge Offs                         4.98%


        Base Rate                                    7.93%


        Over 35 Day Delinquency                      5.16%


        Seller's Interest                            8.67%


        Total Payment Rate                          14.28%


        Total Principal Balance                     $39,561,435,127.71


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $3,431,640,609.22